Exhibit 10.6

TRADEMARK LICENSE AGREEMENT

This Trademark License Agreement (“Agreement”), effective January 7, 2021 (“Effective Date”), is entered into by and between Landsea Group Co., Ltd., a China limited company (“Licensor”), and LF Capital Acquisition Corp., a Delaware corporation (“LF Licensee,” together, with those subsidiaries of LF Capital Acquisition Corp., as set forth on Exhibit A, each a “Licensee”). Each of the Licensor and Licensees are referred to herein individually as a “Party” and together as the “Parties.”

WHEREAS, Licensor owns the mark LANDSEA (the “Licensed Mark”) for use in connection with real estate services, as well as the following U.S. Patent & Trademark Office registrations for the Licensed Mark:

a.	LANDSEA, Reg. No. 5,436,317 for “Appraisals of real estate; commercial and residential real estate agency services; housing agencies; land leasing; leasing of real estate; real estate investment services in the nature of purchasing and selling of real estate for others; real estate management service” in International Class 036; and

b.	LANDSEA, Reg. No. 5,247,710 for “Building construction; building of fair stalls and shops; cleaning of buildings; construction planning; construction project management services; construction services, namely, planning, laying out and custom construction of residential and commercial communities; construction, maintenance and renovation of property; providing information and commentary in the field of real estate development; real estate development; real estate site selection: in International Class 037.

WHEREAS, Licensor wishes to license to each Licensee and each Licensee wishes to license from Licensor the Licensed Mark LANDSEA for use in connection with real estate services, including as defined in the U.S. Patent and Trademark Office Registrations listed herein.

WHEREAS, Licensor expects that it will obtain significant value from having each Licensee make licensed use of the Licensed Mark LANDSEA in the United States in connection with real estate services.

WHEREAS, subject to the terms and conditions set forth in this Agreement, Licensor is willing to grant to Licensees the exclusive collective right to use the Licensed Mark in the “domestic homebuilding business” in connection with the goods and services offered by each Licensee (the “Scope of Grant”). For purposes hereof, “domestic homebuilding business” shall mean shall mean a business (i) engaged in constructing single and/or multi-family residential properties that operates in the United States or (ii) with a business unit dedicated to constructing single and/or multi-family residential properties in the United States, but excluding such business and activities located in New York, New York.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.          License Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to each Licensee a non-sublicensable, royalty-free license to use the Licensed Mark in a manner consistent with the Scope of Grant; provided, that, the Parties hereto further agree that the LF Licensee (i) from time to time, may amend the list of subsidiaries set forth on Exhibit A and (ii) shall, upon written request by Licensor, promptly provide to Licensor a current copy of the amended Exhibit A. The license granted by the immediately preceding sentence shall be exclusive as to all Licensees collectively. Each Licensee agrees to adhere and conform to the terms and conditions in this Agreement, including the quality control provisions set forth herein. For purposes of this Agreement, “subsidiary” means, for any person, (x) any corporation more than 50% of whose capital stock of any class or classing having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is at the time owned by such person directly or indirectly through subsidiaries, or (y) any limited liability company, partnership, association, joint venture, or other entity of which such person directly or indirectly through subsidiaries has more than a 50% equity interest at the time.

2.          Ownership and Use of the Licensed Mark. Each Licensee acknowledges that Licensor solely and exclusively owns the Licensed Mark. Each Licensee shall not represent that it has any ownership interest in the Licensed Mark. Each Licensee acknowledges that its licensed use of the Licensed Mark does not create in Licensee any title in or to the Licensed Mark or any goodwill associated with the Licensed Mark, and that all goodwill arising from each Licensee’s use of the Licensed Mark inures to the benefit of Licensor. Each Licensee agrees not to challenge the validity of the Licensed Mark. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit Licensor’s ability to use or otherwise license the Licensed Mark outside of the Scope of Grant.

3.	Quality Control.

a.       For the purpose of maintaining and protecting the image and reputation of Licensor and the LANDSEA mark, LF Licensee shall ensure, and cause each Licensee to ensure, that each Licensee’s services are at least of the same quality as those services offered by Licensor under the LANDSEA mark as of the Effective Date of this Agreement.

b.       LF Licensee has shared with Licensor its plans for the services to be offered using the Licensed Mark, including the services to be offered by LF Licensee’s subsidiaries. Licensor acknowledges that the quality contemplated is appropriate and each Licensee agrees that all services provided using the Licensed Mark will adhere to those quality standards.

c.       Licensee agrees, following a written request from Licensor, that LF Licensee shall promptly provide, or cause to be provided to, Licensor such information reasonably requested and to allow physical inspection upon reasonable notice of each Licensee’s premises in order to allow Licensor sufficient information to reasonably confirm the quality level of the services provided by each Licensee in connection with the Licensed Mark.

d.       LF Licensee further agrees that it shall be responsible for each Licensee’s compliance with this Section 3.

4.          Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the LF Licensee and Licensor, and any such assignment without such prior written consent shall be null and void.

5.	Term; Termination.

a.        Term. This Agreement shall have a term of ten (10) years beginning on the date first set forth above. The Parties agree that upon and after the nine (9) year anniversary of the date first set forth above, if not terminated earlier pursuant to Section 5(b), LF Licensee and Licensor shall negotiate in good faith a commercially reasonable agreement for the continued licensing of the Licensed Mark; provided that each of LF Licensee and Licensor shall determine to enter into any such agreement in their sole discretion. The Licensees shall, within one hundred and eighty (180) days after the ten (10) year anniversary cease using the Licensed Mark.

b.        Termination. Notwithstanding Section 5(a), this agreement may be terminated by either of LF Licensee or Licensor upon the earlier of:

(i)       Breach; Abandonment. Upon thirty (30) days after any abandonment of the Licensed Mark by Licensor or breach by a Party of any of the material terms herein, where such breach is not cured within ten (10) business days after receipt of written notice from the non-breaching Party.

(ii)      Sale to Third Party. Upon sixty (60) days after a Change of Control; provided that LF Licensee first provides Licensor with written notice thereof not less than thirty (30) days prior to the anticipated Change of Control. For purposes of this Agreement, “Change of Control” means any direct or indirect sale or transfer of all or substantially all of the assets of the LF Licensee, whether by operation of law, merger, divestiture, purchase of securities or other similar transaction, whereby a person, other than Licensor (together with its Affiliates), after such transaction or series of transaction (i) owns directly or indirectly more than 50% of the equity interest in LF Licensee or such person owning all or substantially all of the assets of LF Licensee or (ii) otherwise has the power to elect a majority of the directors, managers, principals, officers or other controlling body of LF Licensee or such person owning all or substantially all of the assets of LF Licensee.

(iii)     Ownership Threshold. Upon one hundred and eighty (180) days after the date on which the aggregate ownership of LF Licensee held by Licensor (together with all of its affiliates) is less than six percent (6%); provided that during such one hundred and eighty (180) period, LF Licensee and Licensor shall negotiate in good faith a commercially reasonable agreement for the continued licensing of the Licensed Mark; provided further that each of LF Licensee and Licensor shall determine to enter into any such agreement in their sole discretion.

6.          Disputes, Arbitration and Actions. The LF Licensee and Licensor shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. Any dispute arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, which dispute cannot be resolved in good faith, shall be determined by arbitration conducted in Hong Kong administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction but it shall be deemed to preclude any remedy sought in a court of law.

7.           Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to any choice of laws or conflict of laws provisions that would require the application of the laws of any other jurisdiction.

8.           Notices. Any notices hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail postage prepaid, return receipt requested, (c) by electronic mail, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

If to Licensor:

Landsea Group Co., Ltd.

Building 5, Lane 280, Linhong Road

Changning District, 200335

Email: guzhiqiang@landsea.cn

If to Licensee:

Landsea Homes Corporation
660 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Attention: Franco Tenerelli
Email: ftenerelli@landsea.us

9.           Waiver. Waiver by either Party, whether expressed or implied, of any provision of this Agreement, or of any breach or default, shall not constitute a continuing waiver of such provision or a waiver of any other provision of this Agreement.

10.         No Partnership. The relationship between Licensor and each Licensee hereunder shall at all times be that of licensor and licensee, and nothing contained in this Agreement shall render or constitute Licensor and Licensee joint venturers, affiliates, partners, or agents of each other or allow a Party to legally bind the other Party with respect to any third party.

11.         Successors. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties, and their successors and permitted assigns.

12.         Construction. This Agreement shall be deemed to have been jointly drafted by all Parties hereto and shall be construed in accordance with its fair meaning, and not strictly construed against either Party.

13.         Severability. Should any part of this Agreement be declared invalid or unenforceable by an arbitration panel or court of competent jurisdiction, that part shall be excluded to the extent of such invalidity or unenforceability and all other terms hereof shall remain in full force and effect.

14.         Entire Agreement. This Agreement contains the entire agreement of the Parties with regard to the licensing of the Licensed Mark and each Licensee’s use thereof. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of LF Licensee and Licensor.

15.         Captions. The captions and titles in this Agreement are for reference only and shall in no way be construed to define, limit, or extend either the scope of this Agreement or the intent of any of its provisions.

16.         Counterparts. This Agreement may be signed in counterparts, and each copy shall be considered an original for all purposes.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties agree to all of the terms and conditions of this Agreement as of the Effective Date.

Licensor

Landsea Group Co., Ltd.

By:	/s/ Martin Tian
Name: Martin Tian
Title: Authorized Officer

Licensee

LF Capital Acquisition Corp., on behalf of itself and those subsidiaries set forth on Exhibit A

By:	/s/ Scott Reed
Name: Scott Reed
Title: President and Chief Executive Officer

[Signature Page to License Agreement]

Exhibit A

List of Subsidiaries

1.	54 Windsor, LLC
2.	A & J Companies, LLC
3.	Acoma Court, LLC
4.	Alice Park, LLC
5.	AV1, LLC
6.	Bethany Ranch, LLC
7.	CDR11, LLC
8.	Garrett Walker Development, LLC
9.	Garrett Walker Homes, LLC
10.	Grand Manor, LLC
11.	GW Sales, LLC
12.	GWH Cantada, LLC
13.	GWH Grand Village, LLC
14.	GWH Holdings, LLC
15.	GWH Mountain Views, LLC
16.	GWH NCC 13 & 14, LLC
17.	GWH NCC 9 & 11, LLC
18.	GWH NCC, LLC
19.	GWH NCC-71, LLC
20.	GWH Northern Farms, LLC
21.	GWH Park Forest, LLC
22.	GWH Sundance, LLC
23.	GWH Sunrise, LLC (#23)
24.	GWH Sunset Farms, LLC
25.	GWH Trenton Park, LLC
26.	GWH West Pointe Estates, LLC
27.	GWH West Pointe Village, LLC
28.	Hearn Manor, LLC
29.	HNM, LLC
30.	JJAZ Construction, LLC
31.	Landsea Construction Arizona Inc.
32.	Landsea Construction Inc.
33.	Landsea Construction LLC
34.	Landsea Homes of Arizona LLC
35.	Landsea Homes of California Inc.
36.	Landsea Homes US Corporation (fka Landsea Homes Incorporated)
37.	Landsea Homes- WAB 2 LLC
38.	Landsea Homes-WAB LLC
39.	Landsea Real Estate Arizona Inc.
40.	Landsea Real Estate California, Inc.
41.	Landsea Real Estate Inc.
42.	Landsea Real Estate, New Jersey, L.L.C.

43.	Landsea Urban LLC
44.	LS Investco Vale LLC
45.	LS Manager Vale LLC
46.	LS-14 Ave JV LLC
47.	LS-14 Ave LLC
48.	LS-14 Ave Member LLC
49.	LS-14 Ave Mezz LLC
50.	LS-Chandler LLC
51.	LS-Chatsworth LLC
52.	LS-Danville LLC
53.	LS-Eastmark LLC
54.	LS-LA Simi LLC
55.	LS-LA Simi Mezz LLC
56.	LS-Lido LLC
57.	LS-Milpitas LLC
58.	LS-Newark LLC
59.	LS-NJ Port Imperial Borrower, LLC
60.	LS-NJ Port Imperial EB5 Borrower, LLC
61.	LS-NJ Port Imperial JV, LLC
62.	LS-NJ Port Imperial LLC
63.	LS-NJ Port Imperial Member, LLC
64.	LS-North Phoenix LLC
65.	LS-Novato LLC
66.	LS-OC Portola LLC
67.	LS-Ontario II LLC
68.	LS-Ontario LLC
69.	LS-PA Boston Point LLC
70.	LS-Queen Creek II LLC
71.	LS-Queen Creek LLC
72.	LS-Santa Clara LLC
73.	LS-SF Jordan Ranch LLC
74.	LS-Sunnyvale LLC
75.	LS-Verrado Marketside LLC
76.	LS-Verrado Victory Duplex LLC
77.	LS-Walnut Creek LLC
78.	LS-Wilder LLC
79.	Olive Park, LLC
80.	Paradise 21, LLC
81.	Pinnacle West Homes Alamar LLC
82.	Pinnacle West Homes and Development, LLC
83.	Pinnacle West Homes Centerra LLC
84.	Pinnacle West Homes Destiny LLC
85.	Pinnacle West Homes E-69 LLC
86.	Pinnacle West Homes E44, LLC
87.	Pinnacle West Homes E48 LLC
88.	Pinnacle West Homes E70 LLC

89.	Pinnacle West Homes E92 LLC
90.	Pinnacle West Homes Encanta LLC
91.	Pinnacle West Homes Highlands LLC
92.	Pinnacle West Homes Holding Corp.
93.	Pinnacle West Homes M71 LLC
94.	Pinnacle West Homes M72 LLC
95.	Pinnacle West Homes V117, LLC
96.	Portola PA-1 Mezz Owner LLC
97.	Portola PA-1 Owner, LLC
98.	Portola PA-3 Mezz Owner LLC
99.	Portola PA-3 Owner LLC, LLC
100.	Portola PA-4 Mezz Owner LLC
101.	Portola PA-4 Owner, LLC
102.	Portola PA-5 Mezz Owner LLC
103.	Portola PA-5 Owner, LLC
104.	Portola PA-5B Mezz Owner LLC
105.	Portola PA-5B Owner, LLC
106.	SFGW, LLC
107.	SGCR, LLC
108.	SMGWH, LLC
109.	Summers Place At Baseline, LLC
110.	The Grove At Baseline, LLC
111.	The Ridge, LLC
112.	The Vale PA-1 Owner, LLC
113.	The Vale PA-2 Owner, LLC
114.	The Vale PA-3 Owner, LLC
115.	Townley Park, LLC